Exhibit 10(p)

                            TERM SHEET
                               for
                        J. PATRICK MULDOON
   VICE PRESIDENT, MARKETING & STRATEGY OF SEALRIGHT CO., INC.


1.   Position
      -    Vice President, Marketing & Strategy

2.   Cash Compensation
      -    $155,000 annual base salary

      -    $26,000 signing bonus (paid upon starting date)

      -    30% of base pay annual bonus
          1996 bonus guaranteed minimum of $31,000

3.   Stock Options/Stock Bonus
      - 15,000 shares granted at date of hire, 5 year equal vest, 10 year life


4.   Fringe Benefits
      -    Company car at Executive level

      -    Tax return preparation

      -    3 weeks vacation

      -    Annual Executive physical

      -    Country club membership - mid level

      -    Deferred Compensation Plan participation

      -    Standard relocation package

      -    Standard employee benefit plans participation


5.   Severance Agreement:
      - Upon termination of employment by Company, except for cause, payment of 12 months' salary in lump sum.